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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 Current Report


                  Filed pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) October 7, 1998



                   SYSTEMS & COMPUTER TECHNOLOGY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                   0-11521                   23-10701520
(State or Other Jurisdiction       (Commission              (I.R.S. Employer
     of Incorporation or           file number)              Identification
        Organization)                                          Number)

                             Four Country View Road
                               Malvern, PA 19355
                    (Address of principal executive offices)


                                 (610) 647-5930
              (Registrant's telephone number, including area code)


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Item 5.  Other Events.

         On October 7, 1998, the Board of Directors of Systems & Computer Technology Corporation authorized a purchase of up to 3,000,000 of its common shares. The shares may be purchased from time to time in the open market or in negotiated transactions. Also on October 7, 1998, Systems & Computer Technology Corporation issued a press release announcing the stock repurchase. A copy of said press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits:

                  99.1 Press release dated October 7, 1998 titled "SCT Announces Stock Buy-Back".


                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     SYSTEMS & COMPUTER TECHNOLOGY CORPORATION



Date: October 16, 1998               By:  /s/ Richard A. Blumenthal
                                          ------------------------------------
                                     Title:  Senior Vice President,
                                     General Counsel and Secretary

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                                 EXHIBIT INDEX



Exhibit No.                     Description
-----------                     -----------


99.1           Press release dated October 7, 1998 titled "SCT Announces Stock
               Buy-Back".